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CONSTELLATION BRANDS, INC.

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2005 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THE CONSTELLATION BRANDS, INC.
2005 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Article 1
INTRODUCTION

1.1    THE SERP AND ITS EFFECTIVE DATE.  Constellation Brands, Inc. (the "Company") has adopted, effective April 8, 2005 (the "Effective Date"), the Constellation Brands, Inc. 2005 Supplemental Executive Retirement Plan (the "SERP"), as set forth herein.

1.2    PURPOSE.  The Company maintains the Constellation Brands, Inc. 401(k) and Profit Sharing Plan (the "Plan"). Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code") limits to $210,000 (in 2005, as adjusted in subsequent years by the Secretary of the Treasury) the amount of compensation which may be taken into account for a year under a qualified plan ("Compensation Limit") and Code Section 415 limits the annual additions, including employer contributions, that may be made to an employee's account under a qualified plan (the "Section 415 Limit"). In addition, other limits may apply to limit or reduce the contributions that may be made to an employee's account under the Plan.

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA") permits the provision of benefits under an unfunded plan maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. The purpose of the SERP is to provide to those employees of the Company or a Related Business, as defined in the Plan, who are selected by the Company from year to year, benefits which would be provided under the Plan without regard to the Compensation Limit or the Section 415 Limit, or other limits with respect to certain Company contributions under the Plan. In no case, however, may any Company contribution to the SERP relate to, or be determined with respect to, any elective contributions made by any employee to the Plan.

1.3    DEFINED TERMS.  Except as otherwise indicated, capitalized terms used in this plan document which are not defined herein have the same meaning as the same terms in the Plan.

1.4    PLAN ADMINISTRATION.  The SERP shall be administered by a committee (the "Committee") consisting of one or more individuals appointed by the Board of Directors of the Company. The Committee shall have, to the extent appropriate, the same powers, rights, duties and obligations with respect to the SERP as the Committee under the Plan has with respect to the Plan. In the event that the Board of Directors does not appoint a Committee, the Company shall act as the Committee.

Article 2

PARTICIPATION AND BENEFITS

2.1    ELIGIBILITY FOR BENEFITS.  A person for whom an account is established at any time under the SERP (a "SERP Account") shall be a participant in the SERP (a "Participant") for purposes of receiving distributions, maintaining account balances and being credited with net earnings, gains and losses until all amounts credited to his or her SERP Account have been distributed or forfeited. The Company, in its discretion, may select the employees of the Company or a Related Business who shall receive Annual Benefit Credits, as defined in Section 2.3, under the SERP for a Plan Year (the "Active Participants"). The Company may, in its discretion, designate an employee as an Active Participant for the purpose of receiving credits with respect to some types of contributions under the Plan and not other types of contributions; furthermore, the Company need not provide to all Active Participants credits with respect to the same types of contributions under the Plan. A person who becomes an Active Participant shall remain a Participant until all amounts credited to his or her SERP Account have been distributed or forfeited, whether or not such person is selected as an Active Participant for a subsequent Plan Year.

2.2    INITIAL ACCOUNT BALANCES.  Each Participant's SERP Account shall be credited as of the Effective Date with such amount, if any, as is deemed to be transferred from such Participant's account under the Constellation Brands, Inc. Supplemental Executive Retirement Plan or the Robert Mondavi Corporation Retirement Restoration Plan, as applicable (the "Transferred Balance").

2.3    AMOUNT OF BENEFIT CREDITS.  The amount credited to an Active Participant's SERP Account for a Plan Year ("Annual Benefit Credits") shall equal (a) the amount, if any, of Employer Basic Contributions and Employer Supplemental Contributions the Active Participant would have received under the Plan for that Plan Year if he or she had received Employer Basic Contributions and Employer Supplemental Contributions with respect to his or her base compensation above the Compensation Limit at the same rate that he or she received Employer Basic Contributions and Employer Supplemental Contributions under the Plan with respect to his or her Compensation not greater than the Compensation Limit and if the Section 415 Limit did not apply, and (b) such other amounts as the Company shall from time to time, in its discretion, determine to credit to the Active Participant's SERP Account with respect to other limited or reduced contributions under the Plan, except that in no case shall any contribution or benefit provided under the SERP be contingent upon, or determined with respect to, an elective contribution made by any employee to the Plan.

2.4    INCOME CREDITS.  Each Participant's SERP Account shall be credited as of each Valuation Date with net earnings, gains and losses ("Income Credits") in an amount equal to the amount which such account would have earned, gained or lost if at all times, from the first business date the Transferred Balance, if any, was credited to the Participant's SERP Account and from the first business date Annual Benefit Credits, if any, were credited to the Participant's SERP Account, such amounts were fully invested as provided in the following paragraph.

      From time to time the Company shall determine the method of determining Participants' Income Credits under the SERP. The Company may, in its discretion, determine Income Credits by treating the Participants' SERP Accounts as if invested in a manner designated by the Company or by permitting Participants to self-direct the manner in which their Income Credits are to be determined from among such deemed investment options, and in accordance with such rules and procedures, as the Company shall from time to time determine. Any changes which the Company shall make in the method for determining Income Credits shall be determined and announced to Participants in advance of the date it becomes effective and shall represent a rate which the Company could, ignoring the effect of federal, state and local income taxes, replicate by investing its assets in available markets if it chose to do so.

2.5    VESTING.  Except as otherwise provided herein, a Participant shall be vested in his or her SERP Account as follows: (a) he or she shall be vested in any Transferred Balance to the same extent he or she would have been vested in such amount under the Constellation Brands, Inc. Supplemental Executive Retirement Plan or under the Robert Mondavi Corporation Retirement Restoration Plan, as applicable, (b) he or she shall become vested in one-fifth of any Annual Benefit Credit made to his or her SERP Account on each of the first five anniversaries of the date such credit is made to the SERP Account, and (c) he or she shall be vested in any Income Credits to the same extent he or she is vested in the Transferred Balance or in the Annual Benefit Credits to which such Income Credits relate.

2.6    PAYMENT OF BENEFITS.  Payments of the vested amount credited to a Participant's SERP Account, including the total of any vested Transferred Balance, any vested Annual Benefit Credits, and any vested Income Credits and other earnings, shall be made as follows:

 (a)    DISTRIBUTIONS.  Except as provided in Section 2.6(b) a Participant's vested SERP Account shall be paid in a lump sum in cash promptly after the date of his or her separation from service, within the meaning of Code Section 409A(a)(2)(A)(iv) ("Separation Date"). The unvested portion of the Participant's SERP Account shall be forfeited on the Separation Date.

 In the event that a Participant is an employee of a Related Business, other than the Company, and 50 percent or more of the combined voting power of the Related Business becomes owned by an entity or person that is not a Related Business or substantially all of the assets of the Related Business are sold, conveyed or otherwise transferred to a person or entity that is not a Related Business, the Participant shall be 100% vested in his or her SERP Account and the Participant's entire SERP Account shall be distributed to the Participant promptly in the form of a lump sum distribution, to the extent that such distribution is permitted under Code Section 409A. Notwithstanding the preceding sentence, such vesting and distribution shall only occur if neither the Company nor an entity that is a Related Business after such transaction employs the Participant after such transaction.

 (b)    SPECIFIED EMPLOYEES.  If the Participant is a specified employee, as that term is used in Code Section 409A(a)(2)(B)(i), then no distribution shall be made to him or her until the date which is six months after his or her Separation Date, unless otherwise permitted by Code Section 409A or by Internal Revenue Service guidance issued thereunder. Notwithstanding the foregoing, the unvested portion of such Participant's SERP Account shall be forfeited on the Separation Date.

 (c)    CHANGE OF CONTROL.  Notwithstanding anything in this Section 2.6 to the contrary, in the event of the occurrence of a Change of Control with respect to the Company all Participants shall be 100% vested in their SERP Accounts, the SERP shall be terminated and the entire SERP Account of each Participant, whether or not in pay status, shall be distributed to the Participant promptly in the form of a lump sum distribution. For this purpose a "Change of Control" shall mean an event which (i) is described in Code Section 409A(a)(2)(A)(v) and (ii) satisfies either of the following:

 (1)    A change in the ownership of the Company. A change in the ownership of the Company is deemed to occur on the date that any one person, or more than one person acting as a group (as described below), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. However, if any one person or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Section 2.6(c)(1). This Section 2.6(c)(1) applies only when there is a transfer or issuance of stock of the Company and the stock remains outstanding after the transaction.

 Persons will not be considered to be acting as a group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. If a person, including an entity, owns stock in the Company and another corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar transaction with the Company, such shareholder is considered to be acting as a group with other shareholders of the other corporation only with respect to their ownership interest in that corporation prior to the transaction.

 Notwithstanding the foregoing, a Change of Control shall not occur upon the transfer of voting securities of the Company among or between persons or, if such persons are individuals, members of their immediate family, or between trusts or other entities controlled by or operated for the benefit of such individuals or members of their immediate family, who own more than 50 percent of the total voting power of the

   Company, or upon the transfer of voting securities of the Company among or between the Company and a Related Business or two or more Related Businesses.

 For purposes of the preceding paragraph, the term "immediate family" shall include the spouse and the lineal ascendants and descendants of an individual and the spouses of such lineal ascendants and descendants and the other individuals who share a common parent or grandparent with such individual and the spouses of such individuals. Adopted children shall be considered as the descendants of their adoptive parents and their parents' parents in the same manner as would be the biological children of such parents.

 (2)    The sale of all or substantially all of the Company's assets. A sale of all or substantially all of the Company's assets occurs on the date that any one person or persons acting as a group acquire (or have acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to all or substantially all (and in no case less than 40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. A transfer of assets to an entity that is controlled by the shareholders of the Company immediately after the transfer, or a transfer of assets by the Company to any of the following, are not considered to be a sale of all or substantially all of the Company's assets for purposes of this 2.6(c)(2): (A) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock; (B) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (C) a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or (D) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (C). For purposes of this 2.6(c)(2) and except as otherwise provided, a person's status is determined immediately after the transfer of the assets. For example, a transfer to a corporation in which the Company has no ownership interest before the transaction, but which is a majority-owned subsidiary of the Company after the transaction is not treated as a sale of all or substantially all of the assets of the Company.

2.7 BENEFICIARY DESIGNATION.  A Participant's vested SERP Account shall be paid to the beneficiary properly designated by the Participant in the manner established by the Committee to receive his or her SERP Account hereunder. Such distribution shall be made in a lump sum distribution. If the Participant fails to properly designate a beneficiary hereunder, including if the Participant's designated beneficiary predeceases him or her, upon the Participant's death the vested SERP Account shall be paid to the person or entity which is the Participant's beneficiary under the Plan, whether by designation of the Participant or by the terms of the Plan.

2.8 VALUATION OF ACCOUNTS.  The value of a Participant's vested SERP Account shall be determined as of the Valuation Date immediately preceding the date on which a distribution is made to such Participant, based upon the value which the SERP Account would have if at all times it were earning the rate of return specified by the Company or were fully invested in the investment options designated by the Company or selected by the Participant, pursuant to Section 2.4.

2.8 FUNDING.  Benefits payable under the SERP to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of benefits under the SERP. While the Company may make investments in amounts equal or unequal to amounts payable hereunder, the Company shall not be under any obligation to make such investments and any such investments shall remain an asset of the Company subject to the claims of its general creditors. Notwithstanding the foregoing, the Company may maintain one or more trusts to hold assets to be used for payment of benefits under the SERP; provided that the assets of each trust shall be subject to the creditors of the Company in the event the Company becomes insolvent (as defined in such trust) and provided that any such trust must comply with the requirements of Code Section 409A. Any payments by such a trust to a Participant (or to the beneficiary of a Participant) under the SERP shall be considered payment by the Company and shall discharge the Company of any further liability under the SERP to the extent of the payments made by such trust.

Article 3

MISCELLANEOUS

3.1 EMPLOYMENT RIGHTS.  Status as a Participant and/or as an Active Participant shall not be construed to give any employee the right to be retained in the service of the Company or any Related Business or any right to any benefits not specifically provided by the SERP.

3.2 INTERESTS NOT TRANSFERABLE.  Except as to withholding of any tax under the laws of the United States or any state or locality, no benefit payable at any time under the SERP shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, or other legal process, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefits, whether currently or thereafter payable, shall be void. No benefit shall, in any manner, be liable for or subject to the debts or liabilities of any person entitled to such benefits. If any person shall attempt to, or shall alienate, sell, transfer, assign, pledge or otherwise encumber his or her benefits under the SERP, or if by reason of his or her bankruptcy or other event happening at any time, such benefits would devolve upon any other person or would not be enjoyed by the person entitled thereto under the SERP, then the Company, in its discretion, may terminate the interest in any such benefits of the person entitled thereto under the SERP and hold or apply them to or for the benefit of such person entitled thereto under the SERP or his or her spouse, children or other dependents, or any of them, in such manner as the Company may deem proper.

3.3 UNCLAIMED AMOUNTS.  Unclaimed amounts shall consist of the amounts of the SERP Accounts of a Participant which cannot be distributed because of the Committee's inability to locate the payee, after a reasonable search, within a period of two (2) years after the benefits become distributable under Article 2, as set forth herein. Unclaimed amounts shall be forfeited at the end of such two-year period. These forfeitures shall reduce the obligations of the Company under the SERP. After an unclaimed amount has been forfeited, the Participant or beneficiary, as applicable, shall have no further right to his or her SERP Account.

3.4 CONTROLLING LAW.  The law of the State of New York, except its law with respect to choice of law, shall be controlling in all matters relating to the SERP to the extent not preempted by ERISA.

3.5 NUMBER.  Words in the plural shall include the singular and the singular shall include the plural.

3.6 ACTION BY AN EMPLOYER.  Except as otherwise specifically provided herein, any action required of or permitted by the Company under the SERP shall be by resolution of the Board of Directors of the Company or person(s) authorized by resolution of the Board of Directors of the Company.

3.7 TAXES.  The Company shall have the right to require Participants to remit to the Company an amount sufficient to satisfy applicable federal, state, and local tax withholding requirements, and to deduct from all payments made pursuant to the SERP amounts sufficient to satisfy such withholding requirements.

Article 4

AMENDMENT AND TERMINATION

4.1 COMPANY AUTHORITY TO AMEND.  The Company intends the SERP to be permanent, but reserves the right at any time by action of its Board of Directors to modify, amend or terminate the SERP, provided however, that if a Participant has a SERP Account, benefits provided under Section 2.1 shall constitute an irrevocable obligation of the Company as applicable, to the same extent that such SERP Account, had it been an account under the Plan, would have been an irrevocable obligation of the Plan.

[Signature Page Follows]

Executed in multiple originals this 8th day of April, 2005.

CONSTELLATION BRANDS, INC.

By:	/s/ W. Keith Wilson
Its:	Executive Vice President and Chief Human Resources Officer